Press Release

Contact
Paresh Maniar
Executive Director, Investor Relations
(408) 470-5348

Maxim reports $613 million OF revenue for the second quarter of fiscal 2011

•	Revenue: $613 million

•	Gross Margin: 62.0% GAAP (63.5% excluding special expense items)

•	EPS: $0.36 GAAP ($0.44 excluding special expense items)

•	Cash flow from operations: $200 million, 33% of revenue

•	Cash, cash equivalents, and short term investments: $798 million

•	Fiscal third quarter revenue outlook: $590 million to $620 million

SUNNYVALE, CA - January 20, 2011 - Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $612.9 million for its fiscal 2011 second quarter ended December 25, 2010, a 2% decrease from the $626.1 million revenue recorded in the prior quarter.

Tunc Doluca, President and Chief Executive Officer, commented, “Calendar 2010 proved to be a strong growth year for Maxim. We believe our integration strategy, recent design wins, robust product pipeline and enhanced manufacturing capacity position us very well for calendar 2011 and beyond.”

“In addition to being a high performance component supplier, Maxim is increasingly becoming a mixed-signal solutions provider. For the first time in Maxim's history, the contribution of highly integrated products to company revenue exceeded 30% during the December quarter.”

Second Quarter, Fiscal Year 2011 Results
Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the December quarter was $0.36. The results were reduced by certain pre-tax special expense items which primarily consisted of:

•	$14.3 million pre-tax expense for loss on disposition of land and buildings

•	$13.7 million pre-tax expense for acquisition related items

•	$6.8 million pre-tax expense for stock option litigation
GAAP earnings per share excluding special expense items was $0.44.

Cash Flow Items
At the end of our fiscal 2011 second quarter total cash, cash equivalents and short term investments was $798.3 million, an increase of $80.1 million from the prior quarter. Notable items include:

•	Cash flow from operations: $200 million (32.6% of revenue)

•	Dividend paid: $62.3 million ($0.21 per share)

•	Stock repurchase: $40.8 million

Business Outlook
The Company's 90 day backlog at the beginning of the third fiscal quarter was $512 million. Based on a detailed review of our backlog and expected turns, results for the March 2011 quarter are expected to be:

•	Revenue: $590 million to $620 million

•	Gross Margin: 59.5% to 62.5% GAAP (61% to 64% excluding special expense items)

•	Operating Expenses: $207 million to $209 million GAAP ($203 million to $205 million excluding special expense items)

Dividend
A cash dividend of $0.21 per share will be paid on March 8, 2011, to stockholders of record on February 22, 2011.

Conference Call
Maxim has scheduled a conference call on January 20, 2011, at 2:00 p.m. Pacific Time to discuss its financial results for the second quarter of fiscal year 2011 and its business outlook. To listen via telephone, dial (866) 837-9782 (toll free) or (703) 639-1420. This call will be webcast by Shareholder.com and can be accessed at Maxim's website at www.maxim-ic.com/Investor.

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CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended
	December 25, 2010	September 25, 2010	December 26, 2009
	(in thousands, except per share data)
Net revenues	$612,936	$626,139	$473,515
Cost of goods sold (1, 2, 3)	232,661	239,925	181,727
Gross profit	380,275	386,214	291,788
Operating expenses:
Research and development (1)	130,001	127,779	118,017
Selling, general and administrative (1)	72,240	72,100	59,812
Intangible asset amortization (2)	4,447	6,013	1,846
Severance and restructuring	488	1,166	2,063
Other operating expenses, net (4)	21,100	33	921
Total operating expenses	228,276	207,091	182,659
Operating income	151,999	179,123	109,129
Interest and other (expense) income, net	(4,100)	(3,676)	3,630
Income before provision for income taxes	147,899	175,447	112,759
Provision for income taxes	38,309	57,897	54,124
Net income	$109,590	$117,550	$58,635

Earnings per share:
Basic	$0.37	$0.39	$0.19
Diluted	$0.36	$0.39	$0.19

Shares used in the calculation of earnings per share:
Basic	296,550	298,216	305,324
Diluted	303,260	301,688	310,090

Dividends paid per share	$0.21	$0.21	$0.20

SCHEDULE OF STOCK BASED COMPENSATION EXPENSES
(Unaudited)
	Three Months Ended
	December 25, 2010	September 25, 2010	December 26, 2009
	(in thousands)
Cost of goods sold	$3,748	$3,895	$5,265
Research and development	13,916	16,105	14,650
Selling, general and administrative	6,858	7,139	7,018
Total	$24,522	$27,139	$26,933

SCHEDULE OF SPECIAL EXPENSE ITEMS
(Unaudited)
	Three Months Ended
	December 25, 2010	September 25, 2010	December 26, 2009
	(in thousands)
Cost of goods sold:
Intangible asset amortization (2)	$7,919	$6,349	$2,349
Acquisition related inventory write up (3)	1,320	4,357	—
Total	$9,239	$10,706	$2,349

Operating expenses:
Intangible asset amortization (2)	$4,447	$6,013	$1,846
Severance and restructuring	488	1,166	2,063
Other operating expenses, net (4)	21,100	33	921
Total	$26,035	$7,212	$4,830

Provision for income taxes:
International restructuring (5)	$—	$—	$13,758

Interest income and other income, net
Other income (6)	$—	$—	$1,220

(1) Includes stock-based compensation charges as shown in the Schedule of Stock Based Compensation Expenses.
(2) Includes intangible asset amortization related to acquisitions.
(3) Includes expense related to fair value write up of inventory acquired as part of acquisitions.
(4) Expenses primarily for loss on sale of land and buildings, stock option related settlement & litigation and certain payroll taxes, interest and penalties.
(5) Tax provision impact due to international restructuring.
(6) Impact of investments obtained in exchange for intellectual property.

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STOCK-BASED COMPENSATION BY TYPE OF AWARD (in thousands)
(Unaudited)
Three Months Ended December 25, 2010	Stock Options	Restricted Stock Units	Employee Stock Purchase Plan	Total
Cost of goods sold	$729	$2,637	$382	$3,748
Research and development expense	2,710	9,914	1,292	13,916
Selling, general and administrative expense	1,659	4,847	352	6,858
Total	$5,098	$17,398	$2,026	$24,522

Three Months Ended September 25, 2010
Cost of goods sold	$754	$2,774	$367	$3,895
Research and development expense	4,549	10,214	1,342	16,105
Selling, general and administrative expense	1,629	5,158	352	7,139
Total	$6,932	$18,146	$2,061	$27,139

Three Months Ended December 26, 2009
Cost of goods sold	$401	$4,730	$134	$5,265
Research and development expense	3,625	9,821	1,204	14,650
Selling, general and administrative expense	2,273	4,454	291	7,018
Total	$6,299	$19,005	$1,629	$26,933

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CONSOLIDATED BALANCE SHEETS
(Unaudited)
	December 25, 2010	June 26, 2010
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$798,344	$826,512
Accounts receivable, net	293,264	339,322
Inventories	217,578	206,040
Income tax refund receivable	643	83,813
Deferred tax assets	122,552	217,017
Other current assets	129,305	33,909
Total current assets	1,561,686	1,706,613
Property, plant and equipment, net	1,298,155	1,324,436
Intangible assets, net	228,450	194,728
Goodwill	249,777	226,223
Other assets	27,625	30,325
TOTAL ASSETS	$3,365,693	$3,482,325

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$96,469	$107,797
Income taxes payable	8,023	13,053
Accrued salary and related expenses	160,435	175,858
Accrued expenses	36,158	37,030
Deferred income on shipments to distributors	34,265	25,779
Accrual for litigation settlement	—	173,000
Total current liabilities	335,350	532,517
Long term debt	300,000	300,000
Income taxes payable	159,775	132,400
Deferred tax liabilities	161,430	136,524
Other liabilities	24,172	27,926
Total liabilities	980,727	1,129,367

Stockholders' equity:
Common stock	297	301
Retained earnings	2,399,329	2,364,598
Accumulated other comprehensive loss	(14,660)	(11,941)
Total stockholders' equity	2,384,966	2,352,958
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$3,365,693	$3,482,325

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CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three Months Ended
	December 25, 2010	September 25, 2010	December 26, 2009
	(in thousands)
Cash flows from operating activities:
Net income	$109,590	$117,550	$58,635
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	24,522	27,139	26,933
Depreciation and amortization	52,228	52,134	39,832
Deferred taxes	11,232	92,635	8,594
Loss from sale of property, plant and equipment	14,257	537	393
Tax detriment related to stock-based compensation	(1,425)	(4,251)	(5,796)
Excess tax benefit related to stock-based compensation	(2,810)	(1,038)	(1,915)
Changes in assets and liabilities:
Accounts receivable	38,083	9,541	(52,279)
Inventories	(13,605)	4,817	(5,522)
Other current assets	(40,912)	33,482	(1,700)
Accounts payable	(18,667)	11,590	14,248
Income taxes payable	22,181	164	(50,565)
Deferred income on shipments to distributors	1,979	6,507	(537)
Accrued liabilities - goodwill and tender offer payments above fair value	—	(164)	(540)
Litigation settlement	—	(173,000)	—
All other accrued liabilities	3,331	(19,144)	1,180
Net cash provided by operating activities	199,984	158,499	30,961

Cash flows from investing activities:
Payments for property, plant and equipment	(59,068)	(38,529)	(28,289)
Proceeds from sale of property, plant, and equipment	24,714	535	325
Acquisition	—	(73,107)	—
Other	—	—	784
Net cash used in investing activities	(34,354)	(111,101)	(27,180)

Cash flows from financing activities:
Dividends paid	(62,278)	(62,467)	(61,017)
Repurchase of common stock	(40,832)	(84,483)	(46,901)
Issuance of common stock	14,555	(4,863)	3,908
Other	2,989	(3,817)	1,722
Net cash used in financing activities	(85,566)	(155,630)	(102,288)

Net increase (decrease) in cash and cash equivalents	80,064	(108,232)	(98,507)
Cash and cash equivalents:
Beginning of period	718,280	826,512	836,029
End of period	$798,344	$718,280	$737,522

Total cash, cash equivalents, and short-term investments	$798,344	$718,280	$838,560

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ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL EXPENSE ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended
	December 25, 2010	September 25, 2010	December 26, 2009
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special expense items:
GAAP gross profit	$380,275	$386,214	$291,788
GAAP gross profit %	62%	61.7%	61.6%

Special expense items:
Intangible asset amortization (1)	7,919	6,349	2,349
Acquisition related inventory write up (2)	1,320	4,357	—
Total special items	9,239	10,706	2,349
GAAP gross profit excluding special expense items	$389,514	$396,920	$294,137
GAAP gross profit % excluding special expense items	63.5%	63.4%	62.1%

Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special expense items:
GAAP operating expenses	$228,276	$207,091	$182,659

Special expense items:
Intangible asset amortization (1)	4,447	6,013	1,846
Severance and restructuring	488	1,166	2,063
Other operating expenses, net (3)	21,100	33	921
Total special expense items	26,035	7,212	4,830
GAAP operating expenses excluding special expense items	$202,241	$199,879	$177,829

Reconciliation of GAAP net income to GAAP net income excluding special expense items:
GAAP net income	$109,590	$117,550	$58,635

Special expense (income) items:
Intangible asset amortization (1)	12,366	12,362	4,195
Acquisition related inventory write up (2)	1,320	4,357	—
Severance and restructuring	488	1,166	2,063
Other operating expenses, net (3)	21,100	33	921
Pre-tax total special expense items	35,274	17,918	7,179
Tax effect of special expense items	12,480	6,455	2,249
International restructuring (4)	—	—	13,758
Other income (5)	—	—	1,220
GAAP net income excluding special expense items	$132,384	$129,013	$76,103

GAAP net income per share excluding special expense items:
Basic	$0.45	$0.43	$0.25
Diluted	$0.44	$0.43	$0.25

Shares used in the calculation of earnings per share excluding special expense items:
Basic	296,550	298,216	305,324
Diluted	303,260	301,688	310,090

(1) Includes intangible asset amortization related to acquisitions.
(2) Includes expense related to fair value write up of inventory acquired as part of acquisitions.
(3) Expenses primarily for loss on sale of land and buildings, stock option related settlement & litigation and certain payroll taxes, interest and penalties.
(4) Tax provision impact due to international restructuring.
(5) Impact of investments obtained in exchange for intellectual property.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special expense items related to intangible asset amortization; acquisition related inventory write up to fair value; severance and restructuring; loss on sale of land and buildings; stock option related settlement and litigation; certain payroll taxes, interest and penalties; the tax provision impacts due to international restructuring, and impact of investments obtained in exchange for intellectual property. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim's current performance. Many analysts covering Maxim use the non-GAAP measures as well. Given management's use of these non-GAAP measures, Maxim believes these measures are important to investors in understanding Maxim's current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim's core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies' non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP gross profit excluding special expense items
The use of GAAP gross profit excluding special expense items allows management to evaluate the gross margin of the company's core businesses and trends across different reporting periods on a consistent basis, independent of special expense items including intangible asset amortization and acquisition related inventory write up to fair value. In addition, it is an important component of management's internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special expense items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim's core businesses.

GAAP operating expenses excluding special expense items
The use of GAAP operating expenses excluding special expense items allows management to evaluate the operating expenses of the company's core businesses and trends across different reporting periods on a consistent basis, independent of special expense items including intangible asset amortization; severance and restructuring; loss on sale of land and buildings; stock option related settlement and litigation; and certain payroll taxes, interest and penalties. In addition, it is an important component of management's internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special expense items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP net income and GAAP net income per share excluding special expense items
The use of GAAP net income and GAAP net income per share excluding special expense items allow management to evaluate the operating results of Maxim's core businesses and trends across different reporting periods on a consistent basis, independent of special expense items including intangible asset amortization; acquisition related inventory write up to fair value; severance and restructuring; loss on sale of land and buildings; stock option related settlement and litigation; and certain payroll taxes, interest and penalties; the tax provision impacts due to international restructuring; and impact of investments obtained in exchange for intellectual property. In addition, they are important components of management's internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special expense items to enable investors and analysts to understand the results of operations of Maxim's core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the Company's financial projections for its third quarter of fiscal 2011 ending in March 2011, which includes revenue, gross margin and operating expenses, as well as the Company's belief that it is well positioned for calendar 2011 and beyond due to its integration strategy, recent design wins, robust product pipeline and enhanced manufacturing capacity. These statements involve risk and uncertainty. Actual results could differ materially from those forecasted based upon, among other things, general market and economic conditions and market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, customer cancellations and price competition, as well as other risks described in the Company's Annual Report on Form 10-K for the fiscal year ended June 26, 2010 (the “10-K”) and Quarterly Reports on Form 10-Q filed after the 10-K.

All forward-looking statements included in this news release are made as of the date hereof, based on the information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim
Maxim Integrated Products is a publicly traded company that designs, manufactures, and sells high-performance semiconductor products. The Company was founded over 25 years ago with the mission to deliver innovative analog and mixed-signal engineering solutions that add value to its customers' products. To date, it has developed over 6,400 products serving the industrial, communications, consumer, and computing markets.
Maxim reported revenue of approximately $2.0 billion for fiscal 2010. A Fortune 1000 company, Maxim is included in the Nasdaq 100, the Russell 1000, and the MSCI USA indices. For more information, go to www.maxim-ic.com.

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